UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07209

T. Rowe Price Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1. Report to Shareholders

Value Fund	June 30, 2013

The views and opinions in this report were current as of June 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

U.S. stocks rallied in the first half of 2013 as the economic recovery picked up. Strong corporate earnings, stock buybacks, a rebounding housing market, and steady job growth helped push the S&P 500 Index to a record in May. The improving economic data raised speculation that the Federal Reserve was drawing closer to curtailing its economic stimulus program. Those expectations were affirmed at the end of our reporting period when Fed Chairman Ben Bernanke clarified plans to start winding down the central bank’s easy-money policies later this year, all but assuring that interest rates would start to rise from the very low levels of recent years. The S&P 500 declined in June, ending a streak of seven monthly advances—its longest string of gains since 2009.

The Value Fund returned 17.66% over the six months ended June 30, 2013, exceeding the return of its benchmark, the S&P 500 Index, and of its peer group, the Lipper Large-Cap Value Funds Index. (Returns for Advisor Class shares reflect their different fee structure.) Since your fund’s inception in 1994, it has outpaced both the market and Lipper peer group by posting an annualized gain of 10.90% compared with the S&P 500 gain of 8.91% and the Lipper index’s gain of 8.15%. The fund’s 1-, 5-, and 10-year average annual total returns were 30.70%, 8.17%, and 8.79% as of June 30, 2013, respectively. The fund’s long-term performance versus its peers remains excellent. The Value Fund is in the top 10% of its Lipper peer group for the trailing 1-, 3-, 5-, and 10-year periods. Based on cumulative total return, Lipper ranked the fund 7 of 471, 22 of 412, 30 of 359, and 14 of 231 large-cap value funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2013, respectively. (Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. To obtain the most recent month-end performance, please call 1-800-225-5132 or go to troweprice.com.) The fund’s expense ratio was 0.85% as of its fiscal year ended December 31, 2012.

MARKET ENVIRONMENT

The U.S. economy steadily improved since January. Unlike the past two years, when signs of strength early in the year gave way to spring slowdowns, the economy stayed resilient despite federal spending cuts and higher tax rates that became effective this year. Home prices and consumer confidence levels surged to multiyear highs in May, while the jobless rate declined from 7.9% in January to 7.6% in June. The strengthening economy raised speculation that the Fed would start winding down its monthly $85 billion monthly asset purchase program, otherwise known as quantitative easing. Those expectations were affirmed most recently in June, when Bernanke said the Fed expects to scale back its asset purchases later this year, and possibly end them entirely by mid-2014, if the U.S. economy continues to improve as expected. Bond yields surged and stocks sold off in the wake of Bernanke’s remarks.

All sectors within the S&P 500 Index rose in the year’s first half, but gains varied widely. Health care, consumer discretionary, and financials performed the best, with each sector returning at least 19%. Consumer staples also fared well, while industrials and business services performed roughly in line with the index. Utilities and energy posted single-digit gains that trailed the index’s rise. Information technology and materials advanced the least, with relatively modest returns of about 6% and 3%, respectively. Defensive sectors such as health care, utilities, and consumer staples fared well early in the year as investors sought stocks with steady dividend payments amid low interest rates. More economically sensitive sectors such as consumer discretionary and financials gained favor in late April. Value easily outpaced growth stocks in the large-cap universe, according to various Russell indexes.

PORTFOLIO REVIEW

The information technology sector was the chief contributor to returns over the past six months. Semiconductor maker Micron Technology led contributors as investors responded to an improving environment for memory chip prices. Micron operates in a highly cyclical industry, and we believed the company would see a big improvement in profitability driven by more rational supply/demand dynamics in the memory chip market and its acquisition of Elpida, a failed Japanese chip maker. Your fund benefited from our position in Micron, whose shares more than doubled over the period. Communications network equipment maker Cisco Systems, whose shares rose roughly 25% over the period, was another top contributor. We have owned Cisco since 2011 based on our view that it would benefit from a streamlined management structure and by concentrating on its core business of switches and routers. Moreover, Cisco generates significant free cash flow, which management has started returning to shareholders through share buybacks and a recently established dividend. Admittedly, Cisco faces some long-term competitive challenges, but we believe much of these concerns are already discounted in its stock price, and its business is well positioned to continue taking market share. We have a sizable position in Cisco, as seen in the Twenty-Five Largest Holdings table on page 9. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Financials also contributed significantly to performance, led by JPMorgan Chase, whose shares advanced as the U.S. economy strengthened and its earnings rose. JPMorgan suffered a setback last spring after it reported a $6.2 billion trading loss, which triggered a Senate hearing and concerns about its risk management. Despite the temporary blow to its reputation, we have long believed that JPMorgan is the best-run bank of all the big U.S. lenders and anticipated the fallout from the trading loss would have only a modest financial impact. As such, we added to our JPMorgan position during the sell-off. MetLife, the biggest U.S. life insurer, was another large contributor. We own MetLife because we consider it a solid business operating in a tough environment. Most insurers, including MetLife, have struggled in recent years with ultralow interest rates, which made it hard for them to earn worthwhile returns on their investments. However, over the past decade, MetLife accumulated a large portfolio of interest rate hedges that has helped stave off the impact of low rates. Moreover, we believe its increased exposure to faster-growing overseas markets will produce strong earnings growth for several years. Our rationale for holding MetLife has been rewarded after it raised its dividend for the first time since 2007 and reported better-than-expected earnings in the spring. MetLife shares have returned more than 40% over the period, and the company remains a significant holding.

Our stock selection was less helpful in consumer discretionary, the biggest detractor from relative returns. Apollo Group, the private education company, was a sizable detractor. Apollo shares have stumbled since the start of 2012 amid flagging enrollment, doubts about whether it would win accreditation, and increased government scrutiny of the for-profit college industry. We had anticipated the number of new students starting at Apollo would stabilize in 2013; unfortunately, this failed to happen, and we are unlikely to increase our current position. Carnival also hurt performance after the cruise ship operator suffered a series of highly publicized mishaps at sea this year, which led it to lower its earnings forecast for the second half of 2013 and its longtime chief executive officer to step down in June. We took advantage of the poor sentiment surrounding Carnival to increase our position over the period. While the media coverage of Carnival’s disabled Triumph cruise ship in the Gulf of Mexico did not help the company’s image, it does not change our belief that Carnival is a strong turnaround candidate that stands to benefit from a more rationalized cruise industry and a newly energized management team focused on fixing the issues that have damaged its brand.

PORTFOLIO STRATEGY AND CHANGES

To place our portfolio changes in perspective, we believe it is important to review the investment strategy we use in managing your fund. The Value Fund seeks to invest in companies with favorable long-term fundamental characteristics that we believe are temporarily mispriced by the market. To do this, we rely on picking individual stocks by leveraging the considerable skills and experience of our team of research analysts. Our approach is predicated on identifying investments where we believe the stock’s implicit upside is significantly greater than its inherent risk. We particularly favor companies that generate strong free cash flow and trade at a discount to our estimated sum-of-the-parts valuation. Stocks that are beaten up, ignored, or passed over frequently produce our best investments. While we may not always be right, if we can successfully identify companies with asymmetric return potential, then we should be able to beat the market and our peers over the long term. We consider ourselves investors, not speculators, and have a longer-term time horizon when we make our investment decisions.

Our sector decisions remained broadly unchanged. Financials and health care remain our two largest sectors on an absolute and relative basis. Materials and telecommunication services represent our smallest absolute positions. Relative to the benchmark, our largest underweight sectors are information technology followed by consumer discretionary.

Our health care exposure rose as we increased our stake in hospital chain HCA Holdings and initiated a position in pharmaceuticals company Hospira. We expect that HCA will benefit from health care reform, which will result in a greater number of insured patients and lower its expenses for unpaid debt. As for Hospira, its shares have performed poorly since 2011 following a series of quality and manufacturing problems at some of its plants, leading to maintenance shutdowns, drug shortages, and enforcement actions from the Food and Drug Administration. These issues are troubling, but we believe Hospira will be able to resolve its manufacturing issues as new management implements improved safety procedures. Hospira has a solid underlying business with good potential for margin improvement. Longer term, it has promising prospects in the fast-growing market for biosimilars, or biotech medicines produced with living cells.

We increased our information technology allocation largely as a result of buying Micron Technology and Singaporean chip maker Avago Technologies, which generates significant free cash flow and has attractive exposure to the smartphone industry. In financials, we initiated a position in Citigroup, which has a well-established global presence and is in the midst of a campaign to cut costs and streamline operations. We also added to positions in forest products company Weyerhaeuser, which converted into a real estate investment trust in 2011, as well as insurance brokerage Marsh & McLennan. Weyerhaeuser recently said it is exploring strategic alternatives to its homebuilding unit and should benefit from higher prices amid a tighter lumber market. Marsh & McLennan shares have lagged the broader financials sector for the past year as a pension deficit, the weak euro, and restructuring costs weighed on operating margins. However, we believe the company has several options to increase earnings, such as stepping up its stock buybacks.

Significant sales included eliminating positions in energy company Williams Companies and credit ratings agency Moody’s, as well as reducing our position in drug maker Pfizer, after strong performance in each company’s shares. Our telecommunications exposure fell after we trimmed our position in AT&T, which has benefited from healthy demand for dividend-paying stocks. Finally, we reduced our stake in Bank of America, whose shares have gained since it unveiled a sweeping cost-cutting plan in 2011, making the company’s risk/reward profile less appealing.

OUTLOOK

The U.S. economy is experiencing a solid cyclical recovery. Looking ahead, we believe that continued strength in the housing and job markets should support moderate economic growth. Nevertheless, we would caution that the runup in U.S. stocks over the past six months appears to have outpaced company fundamentals and the broader economic recovery, leaving the market susceptible to a modest pullback in the near term. Valuations in select sectors such as information technology and financial services appear reasonably attractive. However, stocks overall are not as cheap as they were a few years ago, and the market’s advance has left fewer buying opportunities for our value-focused approach. We are taking this opportunity to sharpen our positions to reflect our highest-conviction ideas as we await valuations to become more appealing.

The Federal Reserve has telegraphed its plans to start unwinding its $85 billion monthly asset purchase program later this year and is expected to gradually raise short-term interest rates from near 0% over the next several years. We expect greater volatility in financial markets in the coming months as investors adjust to a rising-rate environment after years of unprecedented stimulus. As the Fed gets closer to ending its easy-money policies, we believe that fundamental factors like corporate earnings, cash flow, jobs growth, and other data will become more important in assessing the health of individual companies and the overall economy. Given our key strengths in fundamental research, we believe that this renewed focus on more traditional indicators positions your fund for good performance in future periods.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Mark S. Finn
President of the fund and chairman of its Investment Advisory Committee

July 18, 2013

The committee chairman has day-to-day responsibility for managing the fund and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

S&P 500 Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Portfolio Highlights

## TWENTY-FIVE LARGEST HOLDINGS

| | Percent of Net Assets 6/30/13 |
|---|---|
| JPMorgan Chase | 4.4% |
| Pfizer | 4.0 |
| Merck | 3.4 |
| Johnson & Johnson | 2.7 |
| MetLife | 2.6 |
| Procter & Gamble | 2.3 |
| Cisco Systems | 2.3 |
| Thermo Fisher Scientific | 2.0 |
| AT&T | 2.0 |
| Lyondellbasell Industries | 1.9 |
| Phillips 66 | 1.8 |
| Boeing | 1.8 |
| International Paper | 1.7 |
| NRG Energy | 1.7 |
| U.S. Bancorp | 1.6 |
| United Technologies | 1.6 |
| AES | 1.5 |
| Honeywell International | 1.4 |
| Bank of America | 1.3 |
| Morgan Stanley | 1.3 |
| Celanese | 1.3 |
| UnitedHealth Group | 1.3 |
| Micron Technology | 1.2 |
| Texas Instruments | 1.2 |
| Valero Energy | 1.2 |
| Total | 49.5% |

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

| | Shares | Value |
|---|---|---|
| **COMMON STOCKS 99.7%** | | |
| **CONSUMER DISCRETIONARY 7.9%** | | |
| **Auto Components 1.0%** | | |
| TRW (1) | 2,432,900 | 161,642 |
| | | 161,642 |
| **Automobiles 0.8%** | | |
| General Motors (1) | 3,642,000 | 121,315 |
| | | 121,315 |
| **Diversified Consumer Services 0.4%** | | |
| Apollo Group, Class A (1) | 3,185,000 | 56,438 |
| | | 56,438 |
| **Hotels, Restaurants & Leisure 1.0%** | | |
| Carnival | 4,745,000 | 162,706 |
| | | 162,706 |
| **Media 3.0%** | | |
| Charter Communications, Class A (1) | 245,000 | 30,343 |
| Comcast, Class A | 1,061,600 | 44,460 |
| Comcast, Special Class A | 2,698,300 | 107,041 |
| Discovery Communications, Class C (1) | 860,100 | 59,915 |
| Interpublic Group | 2,275,000 | 33,101 |
| Time Warner | 985,000 | 56,953 |
| Time Warner Cable, Class A | 900,000 | 101,232 |
| Walt Disney | 620,000 | 39,153 |
| | | 472,198 |
| **Multiline Retail 1.1%** | | |
| Kohl's (2) | 3,395,100 | 171,486 |
| | | 171,486 |

## ENERGY 8.9%

### Oil, Gas & Consumable Fuels 8.9%

| | | |
|---|---|---|
| Apache | 2,133,100 | 178,818 |
| Chesapeake Energy (2) | 2,820,000 | 57,472 |
| Chevron | 1,063,500 | 125,855 |
| Cimarex Energy | 965,000 | 62,715 |
| Concho Resources (1) | 490,000 | 41,023 |
| CONSOL Energy | 515,300 | 13,965 |
| Eni (EUR) | 3,634,927 | 74,661 |
| Hess | 735,000 | 48,870 |
| Newfield Exploration (1) | 1,538,400 | 36,752 |
| Phillips 66 | 4,670,000 | 275,110 |
| Pioneer Natural Resources | 1,053,800 | 152,537 |
| Southwestern Energy (1) | 3,175,000 | 115,983 |
| Spectra Energy | 520,000 | 17,919 |
| Valero Energy | 5,150,000 | 179,065 |
| Total Energy | | 1,380,745 |

## FINANCIALS 24.6%

### Capital Markets 4.2%

| | | |
|---|---|---|
| Ameriprise Financial | 1,160,000 | 93,821 |
| Invesco | 2,521,400 | 80,181 |
| Morgan Stanley | 8,410,000 | 205,456 |
| State Street | 2,235,000 | 145,744 |
| TD Ameritrade Holding | 5,117,000 | 124,292 |
| | | 649,494 |

### Commercial Banks 4.0%

| | | |
|---|---|---|
| PNC Financial Services Group | 2,373,900 | 173,105 |
| U.S. Bancorp | 6,902,100 | 249,511 |
| Unicredit (EUR) | 9,844,134 | 46,103 |

| | | |
|---|---|---|
| Wells Fargo | 3,489,600 | 144,016 |
| | | 612,735 |
| **Consumer Finance 2.1%** | | |
| American Express | 702,800 | 52,541 |
| Capital One Financial | 2,813,100 | 176,691 |
| SLM Corporation | 4,070,000 | 93,040 |
| | | 322,272 |
| **Diversified Financial Services 6.8%** | | |
| Bank of America | 16,154,500 | 207,747 |
| Citigroup | 3,370,000 | 161,659 |
| JPMorgan Chase | 13,040,000 | 688,381 |
| | | 1,057,787 |
| **Insurance 6.5%** | | |
| Allstate | 2,369,000 | 113,996 |
| Assured Guaranty | 2,670,000 | 58,900 |
| Marsh & McLennan | 3,882,800 | 155,002 |
| MetLife | 8,880,000 | 406,349 |
| The Travelers Companies | 1,209,100 | 96,631 |
| Unum Group | 1,330,000 | 39,062 |
| XL Group | 4,655,000 | 141,140 |
| | | 1,011,080 |
| **Real Estate Investment Trusts 1.0%** | | |
| Weyerhaeuser, REIT | 5,175,000 | 147,436 |
| | | 147,436 |
| Total Financials | | 3,800,804 |
| **HEALTH CARE 19.4%** | | |
| **Biotechnology 0.7%** | | |
| Amgen | 1,120,000 | 110,499 |
| | | 110,499 |

| | | |
|---|---|---|
| **Health Care Equipment & Supplies 0.8%** | | |
| Covidien (1)(3) | 2,133,100 | 134,044 |
| | | 134,044 |
| **Health Care Providers & Services 4.0%** | | |
| Cigna | 1,690,000 | 122,508 |
| HCA Holdings | 2,840,000 | 102,411 |
| Quest Diagnostics | 1,270,000 | 77,000 |
| UnitedHealth Group | 2,990,000 | 195,785 |
| WellPoint | 1,440,000 | 117,850 |
| | | 615,554 |
| **Life Sciences Tools & Services 2.9%** | | |
| Agilent Technologies | 3,110,000 | 132,984 |
| Thermo Fisher Scientific | 3,745,000 | 316,939 |
| | | 449,923 |
| **Pharmaceuticals 11.0%** | | |
| AbbVie | 1,285,000 | 53,122 |
| Hospira (1) | 2,200,000 | 84,282 |
| Johnson & Johnson | 4,796,100 | 411,793 |
| Merck | 11,320,000 | 525,814 |
| Pfizer (2) | 22,300,000 | 624,623 |
| | | 1,699,634 |
| Total Health Care | | 3,009,654 |
| **INDUSTRIALS & BUSINESS SERVICES 9.1%** | | |
| **Aerospace & Defense 5.0%** | | |
| Boeing | 2,644,300 | 270,882 |
| Honeywell International | 2,745,000 | 217,788 |
| Raytheon | 570,100 | 37,695 |
| United Technologies | 2,619,700 | 243,475 |
| | | 769,840 |

| | | |
|---|---|---|
| **Airlines 1.7%** | | |
| United Continental (1) | 4,427,231 | 138,528 |
| US Airways Group (1) | 7,510,000 | 123,314 |
| | | 261,842 |
| **Electrical Equipment 0.3%** | | |
| Emerson Electric | 810,000 | 44,178 |
| | | 44,178 |
| **Industrial Conglomerates 1.5%** | | |
| 3M | 1,066,500 | 116,622 |
| GE | 5,160,000 | 119,660 |
| | | 236,282 |
| **Road & Rail 0.6%** | | |
| CSX | 3,965,000 | 91,948 |
| | | 91,948 |
| Total Industrials & Business Services | | 1,404,090 |
| **INFORMATION TECHNOLOGY 8.3%** | | |
| **Communications Equipment 2.3%** | | |
| Cisco Systems | 14,572,900 | 354,267 |
| | | 354,267 |
| **Computers & Peripherals 0.1%** | | |
| Apple | 47,000 | 18,616 |
| | | 18,616 |
| **Electronic Equipment, Instruments & Components 0.6%** | | |
| Corning | 4,202,300 | 59,799 |
| TE Connectivity | 686,200 | 31,249 |
| | | 91,048 |

| | | |
|---|---|---|
| **IT Services 0.6%** | | |
| Visa, Class A | 475,000 | 86,806 |
| | | 86,806 |
| **Semiconductor & Semiconductor Equipment 3.6%** | | |
| Avago Technologies | 4,030,000 | 150,642 |
| Micron Technology (1) | 12,785,000 | 183,209 |
| Nxp Semiconductor (1) | 1,530,000 | 47,399 |
| Texas Instruments | 5,224,600 | 182,182 |
| | | 563,432 |
| **Software 1.1%** | | |
| Microsoft | 1,340,000 | 46,270 |
| Oracle | 3,858,300 | 118,527 |
| | | 164,797 |
| Total Information Technology | | 1,278,966 |
| **MATERIALS 5.8%** | | |
| **Chemicals 3.5%** | | |
| Celanese, Series A | 4,510,000 | 202,048 |
| Lyondellbasell Industries, Class A | 4,395,000 | 291,213 |
| Potash Corporation of Saskatchewan | 1,287,200 | 49,081 |
| | | 542,342 |
| **Containers & Packaging 0.6%** | | |
| Crown Holdings (1) | 2,205,000 | 90,692 |
| | | 90,692 |
| **Paper & Forest Products 1.7%** | | |
| International Paper | 5,839,800 | 258,761 |
| | | 258,761 |
| Total Materials | | 891,795 |

| | | |
|---|---|---|
| **TELECOMMUNICATION SERVICES 2.0%** | | |
| **Diversified Telecommunication Services 2.0%** | | |
| AT&T | 8,660,000 | 306,564 |
| Total Telecommunication Services | | 306,564 |
| **UTILITIES 7.1%** | | |
| **Electric Utilities 2.3%** | | |
| American Electric Power | 865,000 | 38,735 |
| Entergy | 1,946,300 | 135,618 |
| Exelon | 4,185,000 | 129,233 |
| FirstEnergy | 1,535,000 | 57,317 |
| | | 360,903 |
| **Independent Power Producers & Energy Traders 3.1%** | | |
| AES | 18,875,000 | 226,311 |
| NRG Energy | 9,675,000 | 258,323 |
| | | 484,634 |
| **Multi-Utilities 1.7%** | | |
| CenterPoint Energy | 2,125,000 | 49,916 |
| MDU Resources | 4,410,000 | 114,263 |
| PG&E | 2,015,000 | 92,146 |
| | | 256,325 |
| Total Utilities | | 1,101,862 |
| Total Common Stocks (Cost $11,843,356) | | 15,423,656 |
| **SHORT-TERM INVESTMENTS 0.7%** | | |
| **Money Market Funds 0.7%** | | |
| T. Rowe Price Reserve Investment Fund, 0.05% (4)(5) | 101,150,695 | 101,151 |
| Total Short-Term Investments (Cost $101,151) | | 101,151 |

The accompanying notes are an integral part of these financial statements.

Unaudited

# Statement of Assets and Liabilities

($000s, except shares and per share amounts)

| | |
|---|---|
| **Assets** | |
| Investments in securities, at value (cost $12,014,305) | $ 15,594,605 |
| Dividends receivable | 13,149 |
| Receivable for shares sold | 5,765 |
| Receivable for investment securities sold | 4,948 |
| Other assets | 235 |
| Total assets | 15,618,702 |
| **Liabilities** | |
| Obligation to return securities lending collateral | 69,798 |
| Payable for shares redeemed | 55,100 |
| Payable for investment securities purchased | 11,264 |
| Investment management fees payable | 8,288 |
| Due to affiliates | 2,726 |
| Other liabilities | 362 |
| Total liabilities | 147,538 |
| **NET ASSETS** | **$ 15,471,164** |
| **Net Assets Consist of:** | |
| Undistributed net investment income | $ 92,014 |
| Accumulated undistributed net realized gain | 740,142 |
| Net unrealized gain | 3,580,293 |
| Paid-in capital applicable to 498,553,628 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized | 11,058,715 |
| **NET ASSETS** | **$ 15,471,164** |
| **NET ASSET VALUE PER SHARE** | |
| **Investor Class** ($15,195,410,117 / 489,570,651 shares outstanding) | **$ 31.04** |
| **Advisor Class** ($275,753,428 / 8,982,977 shares outstanding) | **$ 30.70** |

The accompanying notes are an integral part of these financial statements.

Unaudited

## Statement of Operations

($000s)

| | | 6 Months Ended 6/30/13 |
|---|---|---|
| **Investment Income (Loss)** | | |
| Income | | |
| Dividend | | $ 155,242 |
| Securities lending | | 48 |
| Total income | | 155,290 |
| Expenses | | |
| Investment management | | 48,284 |
| Shareholder servicing | | |
| Investor Class | $ 14,120 | |
| Advisor Class | 177 | 14,297 |
| Rule 12b-1 fees | | |
| Advisor Class | | 339 |
| Prospectus and shareholder reports | | |
| Investor Class | | 36 |
| Custody and accounting | | 188 |
| Registration | | 32 |
| Legal and audit | | 41 |
| Directors | | 36 |
| Miscellaneous | | 23 |
| Total expenses | | 63,276 |
| Net investment income | | 92,014 |
| **Realized and Unrealized Gain / Loss** | | |
| Net realized gain (loss) | | |
| Securities | | 641,984 |
| Foreign currency transactions | | 63 |
| Net realized gain | | 642,047 |
| Change in net unrealized gain / loss | | |
| Securities | | 1,646,218 |
| Other assets and liabilities denominated in foreign currencies | | (23) |
| Change in net unrealized gain / loss | | 1,646,195 |
| Net realized and unrealized gain / loss | | 2,288,242 |
| **INCREASE IN NET ASSETS FROM OPERATIONS** | | **$ 2,380,256** |

The accompanying notes are an integral part of these financial statements.

Unaudited

## Statement of Changes in Net Assets

($000s)

| | 6 Months Ended 6/30/13 | Year Ended 12/31/12 |
|---|---|---|
| **Increase (Decrease) in Net Assets** | | |
| Operations | | |
| Net investment income | $ 92,014 | $ 211,848 |
| Net realized gain | 642,047 | 580,583 |
| Change in net unrealized gain / loss | 1,646,195 | 1,457,965 |
| Increase in net assets from operations | 2,380,256 | 2,250,396 |
| | | |
| Distributions to shareholders | | |
| Net investment income | | |
| Investor Class | – | (219,509) |
| Advisor Class | – | (3,890) |
| Net realized gain | | |
| Investor Class | – | (49,888) |
| Advisor Class | – | (998) |
| Decrease in net assets from distributions | – | (274,285) |
| | | |
| Capital share transactions* | | |
| Shares sold | | |
| Investor Class | 1,508,720 | 1,732,475 |
| Advisor Class | 29,316 | 42,701 |
| Distributions reinvested | | |
| Investor Class | – | 266,499 |
| Advisor Class | – | 4,735 |
| Shares redeemed | | |
| Investor Class | (1,970,131) | (1,906,843) |
| Advisor Class | (50,438) | (133,170) |
| Increase (decrease) in net assets from capital share transactions | (482,533) | 6,397 |
| | | |
| **Net Assets** | | |
| Increase during period | 1,897,723 | 1,982,508 |
| Beginning of period | 13,573,441 | 11,590,933 |
| **End of period** | **$ 15,471,164** | **$ 13,573,441** |
| | | |
| Undistributed net investment income | 92,014 | – |

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. The fund has two classes of shares: the Value Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1994, and the Value Fund–Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $216,000 for the six months ended June 30, 2013. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2013, the fund realized $135,531,000 of net gain on $364,720,000 of in-kind redemptions.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2013:

There were no material transfers between Levels 1 and 2 during the period.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, or the lending agent fails to perform. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2013, the value of loaned securities was $67,993,000; the value of cash collateral and related investments was $69,798,000.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments. Amounts realized on when-issued transactions are included with realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,284,409,000 and $3,601,756,000, respectively, for the six months ended June 30, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At June 30, 2013, the cost of investments for federal income tax purposes was $12,033,773,000. Net unrealized gain aggregated $3,560,825,000 at period-end, of which $3,714,351,000 related to appreciated investments and $153,526,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2013, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2013, expenses incurred pursuant to these service agreements were $57,000 for Price Associates; $340,000 for T. Rowe Price Services, Inc.; and $524,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2013, the fund was charged $260,000 for shareholder servicing costs related to the college savings plans, of which $206,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2013, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2013, the fund was allocated $277,000 of Spectrum Funds’ expenses and $11,637,000 of Retirement Funds’ expenses. Of these amounts, $6,335,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2013, approximately 3% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 76% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2013, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,424,654 shares of the Investor Class, representing less than 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio for the Investor Class was above the median for certain groups of comparable funds and below the median for other groups of comparable funds, and the total expense ratio for the Advisor Class was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Value Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2013